Third Quarter Earnings Call  October 29, 2009  Exhibit 99.2

 Cautionary Statements and Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.  1

 Agenda  • Third Quarter 2009 Earnings,  2009 and 2010 Earnings  Forecast and Outlook  • Segment Results and Financial  Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Earnings Results  Third Quarter  Earnings from Ongoing Operations  $0.45  $0.52  $0.00  $0.50  $1.00  3Q 2008 3Q 2009  Per Share  $0.54  $0.05  $0.00  $0.50  $1.00  3Q 2008 3Q 2009  Per Share  Third Quarter  Reported Earnings  Note: See Appendix for the reconciliation of reported earnings  and earnings from ongoing operations.  $1.73  $0.67  $0.00  $0.50  $1.00  $1.50  $2.00  3Q 2008 3Q 2009  Per Share  $1.56  $1.43  $0.00  $0.50  $1.00  $1.50  $2.00  3Q 2008 3Q 2009  Per Share  Year-to-Date  Reported Earnings  Year-to-Date  Earnings from Ongoing Operations  3

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  4  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $3.50  Per Share  $1.90  $1.60  $3.10

 Ongoing Earnings Overview  $ 0.07$0.45$0.52Total  (0.08)0.200.12International Delivery  (0.02)0.090.07Pennsylvania Delivery  $ 0.17$0.16$0.33Supply  Change  Q3  2008  Q3  2009  5  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  0.01Margins – West  (0.02)O&M  (0.01)Depreciation  $0.332009 EPS – Ongoing Earnings  0.17Total  0.19Margins – East  $0.162008 EPS – Ongoing Earnings  3rd Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  6

 Pennsylvania Delivery Segment  Earnings Drivers  (0.01)Delivery Margins  $0.072009 EPS – Ongoing Earnings  (0.02)Total  (0.01)Financing Costs  $0.092008 EPS – Ongoing Earnings  3rd Quarter  7  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.03)Effect of Exchange Rates  0.02Financing Costs  $0.122009 EPS – Ongoing Earnings  (0.08)Total  (0.08)Income Taxes & Other  0.01O&M  $0.202008 EPS – Ongoing Earnings  3rd Quarter  8  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  9  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $3.50  Per Share  $1.90  $1.60  $3.10

 ($605)  $189  ($318)  $523  $367  $266  ($21)  ($180)  $1  ($800)  ($600)  ($400)  ($200)  $0  $200  $400  $600  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  10  Note: See Appendix for reconciliation of cash from operations to free cash flow before dividends

 PA and International Delivery Segment  Operational Update  PA Delivery  • Sixth and final RFP for 2010 POLR load completed on October 8  – Solicitations resulted in a total increase of 29.7% for average residential  customers  • Second solicitation completed for the 2011 to mid-2013 Procurement  • PA PUC completed evidentiary hearings regarding PPL Electric Utilities  application to build the Pennsylvania portion of the Susquehanna-Roseland  500-kilovolt transmission line  • Received $19 million federal grant to deploy smart grid technology  International Delivery  • Distribution Price Control Review (DPCR 5)  – Initial proposals issued in August 2009 and updated by OFGEM in October  – Final proposals will be issued in November 2009 and will take effect April 1, 2010  11

 Supply Segment Operational Update  • Brunner Island’s Unit 1 passed a record run  mark of 165 consecutive days  • PPL Montana began work on the Rainbow  hydroelectric plant  – Upon completion in 2012, project will increase  amount of clean, renewable power generated by the  facility by 70 percent  • Expect to begin construction of 120 MW  Holtwood hydro plant shortly  12

 Supply Segment Asset Hedge Positions  2009 2010 2011 2012  Baseload  Expected Generation* (1,000 MWhs) 51.4 52.0 52.2 53.4  East 42.9 43.5 43.9 45.0  West 8.5 8.5 8.3 8.4  Current Hedges (%) 99% 99% 89% 58%  East 99% 100% 90% 55%  West 96% 90% 83% 73%  Average Hedged Price (Energy Only) ($/MWh) $46 $59 $59 $61  East $46 $60 $60 $62  West $47 $50 $56 $57  Expected Average Price (Fully Loaded) ($/MWh) $46 $70 $67 $68  East** $46 $72 $70 $71  West $47 $50 $56 $57  %Hedged Through Swaps/Options Energy Transactions 22% 96% 89% 58%  % Hedged Through Load-following Transactions 77% 3% 0% 0%  Intermediate/Peaking  Expected Generation (1,000 MWhs) 5.8 5.2 5.2 5.3  Current Hedges (%) 88% 17% 0% 0%  13  As of September 30, 2009  *Represents expected sales based on current forecasted assumption for 2009-2012  **Represents energy, capacity, congestion and other revenues

 Current Fuel Hedge Positions  (1)Base prices for East wholly owned plants which include Montour & Brunner Island but not Keystone & Conemaugh.  (2)Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 9/30/2009  2009 2010 2011 2012  Uranium 100% 100% 100% 100%  Coal  East 100% 97% 83% 60%  West 100% 100% 100% 90%  Total 100% 98% 88% 68%  14  $35  $40  $45  $50  $55  Balance of 2009 2010 2011  max collar price  fixed base price  min collar price Weighted  Average  $/Ton  at Mine (1)  7%11% % Diesel Surcharge  78% 5%0%% Collars  88% 89% % Fixed Base Price (2)22%  0%

 ppl

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $44 $59 $63 $65  $49 $32 $39 $41 $43  $69 $38 $48 $52 $53  $65 $36 $52 $56 $57  $51 $29 $41 $45 $45  $59 $33 $47 $51 $51  $8.84 $4.04 $6.21 $6.87 $7.02  $9.85 $4.79 $7.01 $7.69 $7.80  8.2 9.2 8.4 8.2 8.3  $82.00 $158.24 $181.39 $136.79 $123.63  89.6% 89.5% 91.6% 88.6% 91.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 9/30/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 9/30/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 PPL Supply Business Overview  2009E  Production GWh  A-2  Gas/Oil  38%  Coal  34%  Nuclear  18%  Hydro8%  QFs  2%  2009E  Installed Capacity MW  Gas/Oil  10%  Coal  49%  Nuclear  32%  Hydro  9%  Note: Graphs include tolling agreements

 PPL’s Generation Portfolio  Total Domestic Generation: 12,181 MW  Planned Uprate Projects or Additions: 208 MW  (1) Reflects reduction of 60 MW expected loss due to increased plant usage during scrubber operation.  (2) Includes tolling agreement and renewable energy projects  (3) Includes MWs associated with the proposed sale of Shoreham,  Edgewood and the PPL Maine hydro assets. A-3  Coal 3,500  Nuclear 2,210  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 254  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2010-2011) 44  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  (1)  East 10,894 MW  (2) (3)  (3)  (3)

 Millions  $939  $753 $892 $936 $809  $649  $286  $295  $568  $801  $664  $719  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,185  $1,888  $1,299  Capital Expenditures by Segment  $1,933  $1,845  A-4

 Millions  $833 $1,093 $1,358 $1,569 $1,791 $1,998  $2,173  $2,349  $2,549  $2,721  $2,888  $3,093  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,442  $3,907  $4,290  $4,679  $5,091  $3,006  A-5

 • Due dates for bids:  PPL Electric Utilities 2011 to mid-2013  Procurement Plan Schedule  A-6  August 11, 2009 July 19, 2011  October 20, 2009 October 18, 2011  January 19, 2010 January 9, 2012  April 20, 2010 April 3, 2012  July 20, 2010 July 17, 2012  October 19, 2010 October 16, 2012  April 18, 2011 January 22, 2013  .. .. ..Completed

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  A-7

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities $486 million maturity paid off in August 2009  Note: As of 9/30/2009  A-8  2009 2010 2011 2012 2013  PPL Energy Supply  $0  $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 0 (2) 0 0 0 500  WPD Group  0  0 0 0 0  Total $0 $0 $500 $0 $1,237  (Millions)

 Liquidity Profile  (1) Reported as of 9/30/2009  Domestic facilities consist of a diverse bank group, with no bank and its  affiliates providing an aggregate commitment of more than 15% of the total  committed capacity.  A-9  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $455 $285 $2,485  Bilateral Credit Facility Mar-2010 200 4 0 196  5-year Structured Credit Facility Mar-2011 300 230 0 70  364-day Credit Facility Sep-2010 400 0 0 400  $4,125 $689 $285 $3,151  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $5 $0 $185  Asset-backed Credit Facility Jul-2010 150 0 0 150  $340 $5 $0 $335  WPD 3-year Credit Facility Jul-2012 £210 £0 £54 £156  5-year Credit Facility Jan-2013 150 0 127 23  Uncommitted Credit Facilities 60 0 21 39  Letter of Credit Facility Mar-2010 3 3 0 0  £423 £3 £202 £218

 PPL Energy Supply Collateral Profile  A-10  $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09  Letters of Credit Borrowings/CP Outstanding Cash Posted Available Credit Capacity  Millions

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  A-11  39216Asset Sales  (203)Investment in Energy Project  $523$189($605)Free Cash Flow before Dividends  (61)(15)(58)Other Investing Activities-net  (892)(753)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,437$741$595Cash from Operations  201020092008  (Millions)  Actual Projected  Note: Asset Sales in 2009 include the anticipated proceeds from the announced pending sale of most of the Maine generating  assets and all of the Long Island generating assets. Closing of the sale of the Maine assets is expected on or about  November 1, 2009. Closing on the sale of the Long Island assets is expected later in 2009 or in the first quarter of 2010.  Asset sales in 2010 include the anticipated proceeds from the announced pending sale of the remaining Maine generating  assets.

 PA Delivery Segment Reconciliation of Cash from  Operations to Free Cash Flow before Dividends  (Millions)  A-12  303Asset Sales & Other  ($318)$266$367Free Cash Flow before Dividends  (568)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $250$561$643Cash from Operations  201020092008  Note: Asset Sales in 2008 includes the net proceeds from the sale of gas and propane businesses  Actual Projected

 International Delivery Segment Reconciliation of Cash  from Operations to Free Cash Flow before Dividends  (Millions)  A-13  ($180)($21)$1Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $248$230$279Cash from Operations  201020092008  Actual Projected

 Pennsylvania International  Supply Delivery Delivery Total  Quarter Ending September 30, 2009  Reported earnings* ($31) $27 $24 $20  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (130) (130)  Unrealized gains from foreign currency economic hedges 4 4  Income taxes - Latin American businesses (24) (24)  Changes in tax accounting method (25) (25)  (155) (20) (175)  Earnings from ongoing operations $124 $27 $44 $195  Quarter Ending September 30, 2008  Reported earnings* $98 $32 $73 $203  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 67 67  Impairments & other impacts - emission allowances (27) (27)  Adjustments - nuclear decommissioning trust investments (1) (1)  Sale of gas and propane businesses (4) (4)  39 (4) 35  Earnings from ongoing operations $59 $36 $73 $168  Change excluding special items $65 ($9) ($29) $27  * Represents net income attributable to PPL Corporation.  Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-14  (Millions)

 Pennsylvania International  Supply Delivery Delivery Total  Quarter Ending September 30, 2009  Reported earnings ($0.08) $0.07 $0.06 $0.05  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (0.34) (0.34)  Income taxes - Latin American businesses (0.06) (0.06)  Changes in tax accounting method (0.07) (0.07)  (0.41) (0.06) (0.47)  Earnings from ongoing operations $0.33 $0.07 $0.12 $0.52  Quarter Ending September 30, 2008  Reported earnings $0.26 $0.08 $0.20 $0.54  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 0.18 0.18  Impairments & other impacts -emission allowances (0.07) (0.07)  Adjustments - nuclear decommissioning trust investments (0.01) (0.01)  Sale of gas and propane businesses (0.01) (0.01)  0.10 (0.01) 0.09  Earnings from ongoing operations $0.16 $0.09 $0.20 $0.45  Change excluding special items $0.17 ($0.02) ($0.08) $0.07  Note: Per share amounts are based on diluted shares outstanding.  Reconciliation of Third Quarter Reported  Earnings and Earnings from Ongoing Operations  A-15  (Dollars Per Share)

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Millions)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date September 30, 2009				
Reported earnings*	($12)	$93	$173	$254
Special Items:				
Unrealized losses from energy-related, non-trading economic hedges	(168)			(168)
Unrealized losses from foreign currency economic hedges			(2)	(2)
Adjustments - nuclear decommissioning trust investments	(1)			(1)
Impairments & other impacts - emission allowances	(15)			(15)
Impairments - assets held for sale & other	(36)	(1)	(1)	(38)
Workforce reduction	(6)	(5)	(2)	(13)
Income taxes - Latin American businesses			(24)	(24)
Changes in tax accounting method	(25)			(25)
	(251)	(6)	(29)	(286)
Earnings from ongoing operations	$239	$99	$202	$540
Year-to-Date September 30, 2008				
Reported earnings*	$297	$123	$233	$653
Special Items:				
Unrealized gains from energy-related, non-trading economic hedges	121			121
Impairments & other impacts - emission allowances	(27)			(27)
Adjustments - nuclear decommissioning trust investments	(5)			(5)
Off-site remediation of ash basin leak	1			1
Sale of gas and propane businesses		(5)		(5)
Montana basin seepage litigation	(5)			(5)
Synfuel tax adjustment	(13)			(13)
	72	(5)		67
Earnings from ongoing operations	$225	$128	$233	$586
Change excluding special items	$14	($29)	($31)	($46)

* Represents net income attributable to PPL Corporation.

A-16

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations

(Dollars Per Share)

	Supply	Pennsylvania Delivery	International Delivery	Total
Year-to-Date September 30, 2009				
Reported earnings	($0.04)	$0.25	$0.46	$0.67
Special Items:				
Unrealized losses from energy-related, non-trading economic hedges	(0.45)			(0.45)
Unrealized losses from foreign currency economic hedges			(0.01)	(0.01)
Impairments & other impacts - emission allowances	(0.04)			(0.04)
Impairments - assets held for sale & other	(0.10)			(0.10)
Workforce reduction	(0.01)	(0.01)	(0.01)	(0.03)
Income taxes - Latin American businesses			(0.06)	(0.06)
Changes in tax accounting method	(0.07)			(0.07)
	(0.67)	(0.01)	(0.08)	(0.76)
Earnings from ongoing operations	$0.63	$0.26	$0.54	$1.43
Year-to-Date September 30, 2008				
Reported earnings	$0.78	$0.33	$0.62	$1.73
Special Items:				
Unrealized gains from energy-related, non-trading economic hedges	0.32			0.32
Impairments & other impacts - emission allowances	(0.07)			(0.07)
Adjustments - nuclear decommissioning trust investments	(0.02)			(0.02)
Sale of gas and propane businesses		(0.01)		(0.01)
Montana basin seepage litigation	(0.01)			(0.01)
Synfuel tax adjustment	(0.04)			(0.04)
	0.18	(0.01)		0.17
Earnings from ongoing operations	$0.60	$0.34	$0.62	$1.56
Change excluding special items	$0.03	($0.08)	$ (0.08)	($0.13)

Note: Per share amounts are based on diluted shares outstanding.

A-17

ppl

 Reconciliation of Third Quarter  Operating Income and Energy Margins  A-18  2009 2008 Change  Per Share  (after-tax)  Eastern U.S., pre-tax $391 $269 $122 $0.19  Western U.S., pre-tax 85 75 10 0.01  Domestic gross energy margins, pre-tax $476 $344 $132 $0.20  2009 2008  Operating Income $181 $384  Adjustments:  Energy-related businesses, net (8) (14)  Other operation and maintenance 317 361  Amortization of recoverable transition costs 73 73  Depreciation 120 117  Taxes, other than income 70 77  Revenue adjustments (a) (168) (1,683)  Expense adjustments (a) (109) 1,029  Domestic gross energy margins $476 $344  Three Months Ended September 30,  Three Months Ended  September 30,  (Millions)  (a) See additional information on the following slide.

 Reconciliation of Third Quarter  Operating Income and Energy Margins  A-19  2009 2008  Revenue adjustments  WPD utility revenue ($165) $ (195)  Domestic delivery component of utility revenue (302) (325)  Other utility revenue (17) (12)  Unrealized (gains) losses from economic hedge activity 307 (1,160)  Margins from Supply segment discontinued operations 9 9  Total revenue adjustments ($168) ($1,683)  Expense adjustments  Unrealized gains (losses) from economic hedge activity $ 86 $ (1,044)  Domestic electric ancillaries (10) (15)  Gross receipts tax 27 28  Other 6 2  Total expense adjustments $109 ($1,029)  September 30,  Three Months Ended  (Millions)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes):  economic hedges (0.45) (0.45) 0.67 0.08  Unrealized losses from foreign currency economic hedges (0.01) (0.01)  Adjustments -nuclear decommissioning trust investments (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Impairments & other impacts - emission allowances (0.04) (0.04) (0.07)  Impairments - assets held for sale & other (0.10) (0.10) (0.05)  Taxes - Latin American businesses (0.06) (0.06)  Changes in tax accounting method (0.07) (0.07)  (0.76) (0.76) 0.45 0.75  Reported Earnings per share of common stock $1.14 $0.84 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  Unrealized gains (losses) from energy-related, non-trading  Forecast Actual  A-20

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds (1)	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	NEGATIVE		STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds (2)	A3/Baa1	A/A-	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE

(1) Letter of Credit-Backed Security
(2) Includes both Insured and Non-Insured Securities

A-21

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	NEGATIVE	POSITIVE
WPD Holdings LLP			
Issuer Rating			BBB
Commercial Paper			
Outlook			POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE

A-22

ppl

Forward-Looking Information Statement  A-23  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales,  growth, revenues, expenses, cash flow, asset disposition, marketing performance, hedging, regulation, corporate strategy and  generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL  Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the  statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking  statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and  operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL  Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance, including  environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development  of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes  or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate  relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or  foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its  subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash  funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;  political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business,  including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or  foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K  and other reports on file with the Securities and Exchange Commission.

 Definitions of Non-GAAP Financial Measures  A-24  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges or credits that are unusual or  nonrecurring. Special items also include unrealized gains and losses from energy-related, non-trading economic hedges, foreign  currency-related economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The energy-related,  non-trading economic hedges are used to hedge a portion of the economic value of PPL’s generation assets and PPL’s load-following  and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output  commodities (e.g., fuel and power). Also included in this special item is the ineffective portion of qualifying cash flow hedges. The  foreign currency-related economic hedges are used to hedge a portion of the net income of the international delivery business segment.  This economic value in U.S. dollars is subject to changes in the British Pound Sterling to U.S. dollar exchange rate. Management  believes that the exclusion of such amounts provides a better matching of ongoing earnings to the actual amounts settled for our  underlying hedged assets. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net  income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted  accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and  meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their  investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance  goals. Other companies may use different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the  repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an  alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before  dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the  company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt  obligations. Other companies may calculate free cash flow before dividends in a different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading  activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL  believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's  domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins"  is not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating  performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used  in determining variable compensation. Other companies may use different measures to present the results of their non-trading and  trading activities.